Exhibit 10.19

TYME INC.

48 Wall Street - Suite 1100

New York, NY 10005

March 5, 2015

Mr. Christopher Brown

c/o GEM

590 Madison Ave.

36th Floor

New York, NY 10022

Re:         Second Amended and Restated 10% Secured Convertible Promissory Note

Dear Chris:

We refer to the Second Amended and Restated 10% Secured Convertible Promissory Note with Original Issue Date of July 11, 2014, in the principal amount of US$2,310,000 (the “Note”), of Tyme Inc. (the “Company”) payable to you.  This letter agreement amends the Note as follows:

(a)	The term “Pubco” as used in the Note is hereby amended to mean “Tyme Technologies, Inc. (f/k/a Global Group Enterprises Corp.), a Delaware corporation.”

(b)	The term “PPO Securities” as used in the Note is hereby amended to mean “shares of common stock, par value $0.0001 per share, of Pubco (“Pubco Common Stock”).

(c)	The term “Conversion Price” as used in the Note is hereby amended, effective as of the closing of the PPO, to mean a fixed price of $1.00 per share of Pubco Common Stock.

We and you acknowledge and agree that closings of the Merger and of the PPO for at least $9,100,000 (which includes, for purposes of determining such amount, the aggregate outstanding principal amount of this Note) have each occurred as provided in Section 1.02(a) of the Note.  Accordingly, all of the outstanding principal amount of the Note has automatically, without the necessity of any action by you, the Company and/or PubCo, been converted into 2,310,000 shares of Pubco Common Stock on the date hereof, and all accrued but unpaid interest on the Note shall be forgiven in full upon such conversion.

If you agree with the foregoing, please signify your acceptance by signing a copy of this letter in the place indicated below, and return the same to us.

Very truly yours,

TYME INC.

By: /s/ Steven Hoffman

Name:   Steven Hoffman

Title:     President

Acknowledged and agreed:

/s/ Christopher Brown

Christopher Brown

TYME TECHNOLOGIES, INC.

By: /s/ Steven Hoffman

Name:   Steven Hoffman

Title:     President